Exhibit 10.1

Amendment No. 6 to Loan Documents

    THIS AMENDMENT NO. 6 TO LOAN DOCUMENTS (this “Amendment”) is made as of March 28, 2024, by and between MEDPACE, INC., an Ohio corporation (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).

BACKGROUND

    A.    The Borrower or another obligor has executed and delivered to the Bank (or a predecessor which is now known by the Bank’s name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure the indebtedness and other obligations of the Borrower to the Bank (as used herein, collectively, together with the Obligations, if and as defined in the Loan Documents, the “Obligations”). Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents.

    B.    The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    The Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

    2.    The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

    3.    The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted pursuant to the Loan Documents by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower’s existing and future Obligations to the Bank, as modified by this Amendment.

    4.    As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A. Borrower will also promptly pay to the Bank all fees and expenses incurred by the Bank in connection with this Amendment, including reasonable attorneys’ fees.

    5.    To induce the Bank to enter into this Amendment, the Borrower waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations. The Borrower further agrees to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including reasonable attorneys’ fees) suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Obligations. The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

    6.    This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

    7.    Notwithstanding any other provision herein or in the other Loan Documents, the Borrower agrees that this Amendment, the Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

    8.    The Borrower and the Bank acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time.

    9.    This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

    10.    This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State identified in and governing the Loan Documents that are being amended hereby (the “State”), excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such State (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act). This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State.

    11.    Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the waiver of jury trial provisions contained in the Loan Documents, all of which are incorporated herein by reference.

WITNESS the due execution of this Amendment as of the date first written above.

MEDPACE, INC.

By: /s/ Kevin Brady
Name: Kevin Brady
Title: Chief Financial Officer

SIGNATURES CONTINUE ON FOLLOWING PAGE

Signature Page to Amendment No. 6 to Loan Documents (MEDPACE)

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Jeffrey P. Fisher
Name: Jeffrey P. Fisher
Title: Senior Vice President

EXHIBIT A TO
AMENDMENT NO. 6 TO LOAN DOCUMENTS
DATED AS OF MARCH 28, 2024

A.    Loan Documents. The Loan Documents that are the subject of this Amendment include the following (as each of such documents has been amended, modified or otherwise supplemented previously):

    1.    Loan Agreement between Borrower and the Bank dated as of September 30, 2019 (the “Loan Agreement”)

    2.    Amended and Restated Committed Line of Credit Note by Borrower payable to the order of the Bank dated as of March 15, 2022 (the “Existing Note”)

    3.    Guaranty by Medpace Intermediateco, Inc., a Delaware corporation, in favor of the Bank dated as of September 30, 2019 (the “Guaranty”)

    4.    All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.    Amendments. The Loan Documents are amended as follows:

    1.    Concurrently with the execution and delivery of this Amendment, the Borrower shall execute and deliver to the Bank an amended and restated note in the maximum principal amount of $10,000,000 (the “Restated Note”) evidencing the existing Line of Credit, in form and substance satisfactory to the Bank. Upon receipt by the Bank of the Restated Note, the Line of Credit shall be evidenced Restated Note and all accrued and unpaid interest on the Existing Note shall thereafter be evidenced by the Restated Note; and all references to the promissory note evidencing the Line of Credit in any documents relating thereto, howsoever named, shall thereafter be deemed to refer to the Restated Note. Without duplication, the Restated Note shall not constitute a novation and shall in no way extinguish the Borrower's unconditional obligation to repay all indebtedness, including accrued and unpaid interest, evidenced by the Existing Note.

    2.    The reference to the amount of the Line of Credit set forth in Section 1.1 of the Loan Agreement is hereby amended from One Hundred Fifty Million and No/100 Dollars ($150,000,000.00) to Ten Million and No/100 Dollars ($10,000,000.00).

    3.    The Loan Agreement is hereby amended to add the following representations, warranties, covenants, and agreements regarding Anti-Corruption Laws, International Trade Laws and Anti-Money Laundering Laws, together with the following related definitions, as Section 10.17:

“10.17    Anti-Corruption Laws and International Trade Laws; Anti-Money Laundering Laws; Certain Definitions.

Representations and Warranties. The Borrower hereby makes the following representations and warranties, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full:

Each Covered Entity, and its directors and officers, and each employee, agent or affiliate acting on behalf of such Covered Entity: (a) is not a Sanctioned Person; (b) does not do any business in or with, or derive any of its operating income from direct or indirect investments in or transactions involving, any Sanctioned Jurisdiction or Sanctioned Person; and (c) is not in violation of, and has not, during the past five (5) years, directly or indirectly, taken any act that could cause any Covered Entity to be in violation of, applicable International Trade Laws or Anti-Corruption Laws.

No Covered Entity nor any of its directors, officers, employees, or to the knowledge of the Borrower, any agents or affiliates acting on behalf of any Covered Entity has, during the past five

(5) years, received any notice or communication from any Person that alleges, or been involved in an internal investigation involving any allegations relating to, potential violation of any International Trade Laws or Anti-Corruption Laws, or received a request for information from any Official Body regarding International Trade Law matters or Anti-Corruption Law matters. There is no Blocked Property pledged as Collateral.

Affirmative Covenants.  The Borrower agrees that from the date of execution of this Agreement until all Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, the Borrower shall (a) immediately notify the Bank in writing upon the occurrence of a Reportable Compliance Event; (b) immediately provide substitute Collateral to the Bank if, at any time, any Collateral becomes Blocked Property; and (c) conduct its business in compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and International Trade Laws and maintain in effect policies and procedures reasonably designed to ensure compliance with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and International Trade Laws by each Covered Entity, and its directors and officers, and any employee, agent or affiliate acting on behalf of such Covered Entity in connection with this Agreement.

Negative Covenants. The Borrower covenants and agrees that from the date of this Agreement until all Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, the Borrower will not, without the Bank’s prior written consent, (I) permit its directors and officers, and any employee, agent or affiliate acting on behalf of any Loan Party in connection with this Agreement, nor such Loan Party’s subsidiaries to (a) become a Sanctioned Person; (b) directly or indirectly provide, use, or make available the proceeds of any Loan hereunder (i) to fund any activities or business of, with, or for the benefit of any Person that, at the time of such funding or facilitation, is a Sanctioned Person, (ii) to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction, (iii) in any manner that could result in a violation by any Person (including the Bank) of Anti-Corruption Laws, Anti-Money Laundering Laws or International Trade Laws or (iv) in violation of any applicable Law, including, without limitation, any applicable Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law; (c) repay any Loan with Blocked Property or funds derived from any unlawful activity; or (d) permit any Collateral to become Blocked Property; nor (II) directly or indirectly provide, use, or make available the proceeds of any Loan hereunder to any such Loan Party’s subsidiaries that is not party to this Agreement.

Certain Definitions. As used herein:

“Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended, (b) the U.K. Bribery Act 2010, as amended, and (c) any other applicable Law relating to anti-bribery or anti-corruption in any jurisdiction in which any Loan Party is located or doing business.

“Anti-Money Laundering Laws” means (a) the Bank Secrecy Act and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001; (b) the U.K. Proceeds of Crime Act 2002, the Money Laundering Regulations 2017, as amended and the Terrorist Asset-Freezing etc. Act 2010; and (c) any other applicable Law relating to anti-money laundering and countering the financing of terrorism in any jurisdiction in which any Loan Party is located or doing business.

“Blocked Property” means any property (a) owned, directly or indirectly, by a Sanctioned Person; (b) due to or from a Sanctioned Person; (c) in which a Sanctioned Person otherwise holds any interest; (d) located in a Sanctioned Jurisdiction; or (e) that otherwise could cause any actual or possible violation by the Bank of any applicable International Trade Law if the Bank were to obtain an encumbrance on, lien on, pledge of, or security interest in such property, or provide services in consideration of such property.

“Collateral” means any collateral securing any debt, liabilities, or other obligations of any Loan Party to the Bank.

“Compliance Authority” means (a) the United States government or any agency or political subdivision thereof, including, without limitation, the U.S. Department of State, the U.S. Department of Commerce, the U.S. Department of the Treasury and its Office of Foreign Assets Control, and the U.S. Customs and Border Protection agency; (b) the government of Canada or any agency thereof; (c) the European Union or any agency thereof; (d) the government of the United Kingdom or any agency thereof; (e) the United Nations Security Council; and (f) any other Official Body with jurisdiction to administer Anti-Corruption Laws, Anti-Money Laundering Laws or International Trade Laws with respect to the conduct of a Covered Entity.

“Covered Entity” means (a) the Borrower and each of the Borrower’s subsidiaries; (b) each Guarantor and any pledgor of Collateral; and (c) each Person that directly or indirectly controls a Person described in clause (a) or (b) above.

“International Trade Laws” means all Laws relating to economic and financial sanctions, trade embargoes, export controls, customs, and anti-boycott measures.

“Law” means any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award, or any settlement arrangement, by agreement, consent or otherwise, of any Official Body, foreign or domestic.

“Loan Parties” means the Borrower and any Guarantors.

“Official Body” means the government of the United States of America or of any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Official Body, or other entity.

“Reportable Compliance Event” as used herein means (1) any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint, or similar charging instrument, arraigned, custodially detained, penalized or the subject of an assessment for a penalty, by, or enters into a settlement with an Official Body in connection with any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law, or any predicate crime to any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations represents a violation of any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law; (2) any Covered Entity engages in a transaction that has caused or would cause the Bank to be in violation of any International Trade Law or Anti-Corruption Law, including a Covered Entity’s use of any proceeds of the Loans hereunder to directly or indirectly fund any activities or business of, with or for the benefit of any Sanctioned Person, or to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction; (3) any Collateral qualifies as Blocked Property, or (4) any Covered Entity otherwise violates, or reasonably believes it will violate, any of the International Trade Law- or Anti-Corruption Law-specific representations and covenants herein.

“Sanctioned Jurisdiction” means, at any time, a country, area, territory, or jurisdiction that is the subject or target of comprehensive U.S. sanctions.

“Sanctioned Person” means any Person (a) located in, organized under the laws of, or ordinarily resident in a Sanctioned Jurisdiction; (b) identified on any sanctions-related list maintained by any Compliance Authority; or (c) owned 50% or more, in the aggregate, directly or indirectly by, controlled by, or acting for, on behalf of, or at the direction of, one or more Persons described in clauses (a) or (b) above.”

    5.    The following provisions hereby replace Section 18 of the Guaranty entitled “Anti-Money Laundering/International Trade Law Compliance”:

“Anti-Corruption Laws and International Trade Laws; Anti-Money Laundering Laws; Certain Definitions.

Representations and Warranties. The Guarantor hereby makes the following representations and warranties, which shall be continuing in nature and remain in full force and effect until the Guaranteed Obligations are paid in full:

The Guarantor, and its directors and officers, and each employee, agent or affiliate acting on behalf of the Guarantor: (a) is not a Sanctioned Person; (b) does not do any business in or with, or derive any of its operating income from direct or indirect investments in or transactions involving, any Sanctioned Jurisdiction or Sanctioned Person; and (c) is not in violation of, and has not, during the past five (5) years, directly or indirectly, taken any act that could cause the Guarantor to be in violation of, applicable International Trade Laws or Anti-Corruption Laws.

The Guarantor has not nor has any of its directors, officers, employees, or to the knowledge of the Guarantor, any agents or affiliates acting on behalf of the Guarantor, during the past five (5) years, received any notice or communication from any Person that alleges, or been involved in an internal investigation involving any allegations relating to, potential violation of any International Trade Laws or Anti-Corruption Laws, or received a request for information from any Official Body regarding International Trade Law matters or Anti-Corruption Law matters. There is no Blocked Property pledged by the Guarantor as Collateral.

Affirmative Covenants.  The Guarantor agrees that until all Guaranteed Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, the Guarantor shall (a) immediately notify the Bank in writing upon the occurrence of a Reportable Compliance Event; (b) immediately provide substitute Collateral to the Bank if, at any time, any Collateral pledged by the Guarantor becomes Blocked Property; and (c) conduct its business in compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and International Trade Laws and maintain in effect policies and procedures reasonably designed to ensure compliance with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and International Trade Laws by the Guarantor, and its directors and officers, and any employee, agent or affiliate acting on behalf of the Guarantor in connection with the Guaranteed Obligations.

Negative Covenants. The Guarantor covenants and agrees that until all Guaranteed Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, the Guarantor will not, without the Bank’s prior written consent, (I) permit its directors and officers, and any employee, agent or affiliate acting on behalf of the Guarantor in connection with the Guaranteed Obligations, nor such Guarantor’s subsidiaries to (a) become a Sanctioned Person; (b) directly or indirectly provide, use, or make available the proceeds of any loan or advance from the Bank (i) to fund any activities or business of, with, or for the benefit of any Person that, at the time of such funding or facilitation, is a Sanctioned Person, (ii) to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction, (iii) in any manner that could result in a violation by any Person (including the Bank) of Anti-Corruption Laws, Anti-Money Laundering Laws or International Trade Laws or (iv) in violation of any applicable Law, including, without limitation, any applicable Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law; (c) pay any Guaranteed Obligations with Blocked Property or funds derived from any unlawful activity; or (d) permit any Collateral pledged by the Guarantor to become Blocked Property; nor (II) directly or indirectly provide, use, or make available the proceeds of any loan or advance from the Bank to any subsidiary of the Guarantor that is not party to the loan agreement governing such loan or advance.

Certain Definitions. As used herein:

“Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended, (b) the U.K. Bribery Act 2010, as amended, and (c) any other applicable Law relating to anti-bribery or anti-corruption in any jurisdiction in which any Loan Party is located or doing business.

“Anti-Money Laundering Laws” means (a) the Bank Secrecy Act and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001; (b) the U.K. Proceeds of Crime Act 2002, the Money Laundering Regulations 2017, as amended and the Terrorist Asset-Freezing etc. Act 2010; and (c) any other applicable Law relating to anti-money laundering and countering the financing of terrorism in any jurisdiction in which any Loan Party is located or doing business.

“Blocked Property” means any property (a) owned, directly or indirectly, by a Sanctioned Person; (b) due to or from a Sanctioned Person; (c) in which a Sanctioned Person otherwise holds any interest; (d) located in a Sanctioned Jurisdiction; or (e) that otherwise could cause any actual or possible violation by the Bank of any applicable International Trade Law if the Bank were to obtain an encumbrance on, lien on, pledge of, or security interest in such property, or provide services in consideration of such property.

“Collateral” means any collateral securing any debt, liabilities, or other obligations of any Loan Party to the Bank.

“Compliance Authority” means (a) the United States government or any agency or political subdivision thereof, including, without limitation, the U.S. Department of State, the U.S. Department of Commerce, the U.S. Department of the Treasury and its Office of Foreign Assets Control, and the U.S. Customs and Border Protection agency; (b) the government of Canada or any agency thereof; (c) the European Union or any agency thereof; (d) the government of the United Kingdom or any agency thereof; (e) the United Nations Security Council; and (f) any other Official Body with jurisdiction to administer Anti-Corruption Laws, Anti-Money Laundering Laws or International Trade Laws with respect to the conduct of a Covered Entity.

“Covered Entity” means (a) the Borrower and each of the Borrower’s subsidiaries; (b) each Guarantor and any pledgor of Collateral; and (c) each Person that directly or indirectly controls a Person described in clause (a) or (b) above.

“International Trade Laws” means all Laws relating to economic and financial sanctions, trade embargoes, export controls, customs, and anti-boycott measures.

“Law” means any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award, or any settlement arrangement, by agreement, consent or otherwise, of any Official Body, foreign or domestic.

“Loan Parties” means the Borrower and any Guarantors.

“Official Body” means the government of the United States of America or of any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for

International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Official Body, or other entity.

“Reportable Compliance Event” as used herein means (1) any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint, or similar charging instrument, arraigned, custodially detained, penalized or the subject of an assessment for a penalty, by, or enters into a settlement with an Official Body in connection with any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law, or any predicate crime to any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations represents a violation of any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law; (2) any Covered Entity engages in a transaction that has caused or would cause the Bank to be in violation of any International Trade Law or Anti-Corruption Law, including a Covered Entity’s use of any proceeds of the Obligations guaranteed hereunder to directly or indirectly fund any activities or business of, with or for the benefit of any Sanctioned Person, or to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction; (3) any Collateral qualifies as Blocked Property, or (4) any Covered Entity otherwise violates, or reasonably believes it will violate, any of the International Trade Law- or Anti-Corruption Law-specific representations and covenants herein.

“Sanctioned Jurisdiction” means, at any time, a country, area, territory, or jurisdiction that is the subject or target of comprehensive U.S. sanctions.

“Sanctioned Person” means any Person (a) located in, organized under the laws of, or ordinarily resident in a Sanctioned Jurisdiction; (b) identified on any sanctions-related list maintained by any Compliance Authority; or (c) owned 50% or more, in the aggregate, directly or indirectly by, controlled by, or acting for, on behalf of, or at the direction of, one or more Persons described in clauses (a) or (b) above.”

C.    Conditions to Effectiveness of Amendment. The Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions:

    1.    Execution by all parties and delivery to the Bank of this Amendment, the Consent of Guarantor, the Restated Note, and an Incumbency Certificate.

CONSENT OF GUARANTOR

    MEDPACE INTERMEDIATECO, INC., a Delaware corporation (the “Guarantor”) consents to the provisions of the foregoing Amendment No. 6 to Loan Documents (the “Amendment”) and all prior amendments (if any) and confirms and agrees that: (a) the Guarantor’s obligations under its Guaranty Agreement dated as of September 30, 2019 (the “Guaranty”), relating to the Obligations referenced in the Amendment, shall be unimpaired by the Amendment; (b) the Guarantor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the Amendment. The Guarantor certifies that all representations and warranties made in the Guaranty are true and correct.

    The Guarantor hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Guarantor or third parties (if applicable), shall continue unimpaired and in full force and effect, shall cover and secure all of the Guarantor’s existing and future Obligations to the Bank, as modified by this Amendment.

    By signing below, the Guarantor agrees that this Consent, the Guaranty, the other Loan Documents, any amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. The Guarantor acknowledges and agrees that the methods for delivering Communications, including notices, under the Guaranty and the other Loan Documents include electronic transmittal to any electronic address provided by any party to the other party from time to time.

    The Guarantor ratifies and confirms the indemnification and waiver of jury trial provisions contained in the Guaranty, all of which are incorporated herein by reference.

    WITNESS the due execution of this Consent as of the date of this Amendment, intending to be legally bound hereby.

MEDPACE INTERMEDIATECO, INC.

By: /s/ Kevin Brady
Name: Kevin Brady
Title: CFO

Amended and Restated
Revolving Line of Credit Note
(Multi-Rate Options – SOFR)

$10,000,000                                Dated as of March 28, 2024

FOR VALUE RECEIVED, MEDPACE, INC., an Ohio corporation (the “Borrower”), with an address at 5375 Medpace Way, Cincinnati, Ohio 45227, promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the “Bank”), in lawful money of the United States of America in immediately available funds at its offices located at 201 East Fifth Street, Cincinnati, Ohio 45202, Attn: Corporate Banking, or at such other location as the Bank may designate from time to time, the principal sum of TEN MILLION DOLLARS ($10,000,000) (the “Facility”) or such lesser amount as may be advanced to or for the benefit of the Borrower hereunder, together with interest accruing on the outstanding principal balance from the date hereof, all as provided below.

1.    Revolving Line of Credit Advances. This Note evidences a revolving line of credit. The Borrower may borrow, repay and reborrow hereunder and the Bank may advance and readvance under this Note from time to time (each an “advance” and together the “advances”) until the Expiration Date, subject to the terms and conditions of this Note and the Loan Documents (as defined below). The “Expiration Date” means March 31, 2025, or such later date as may be designated by the Bank by written notice from the Bank to the Borrower. The Borrower acknowledges and agrees that in no event will the Bank be under any obligation to extend or renew the Facility or this Note beyond the Expiration Date. In no event shall the aggregate unpaid principal amount of advances under this Note exceed the face amount of this Note.

2.    Interest Rate. Each advance outstanding under this Note will bear interest at a rate or rates per annum as may be selected by the Borrower from the interest rate options set forth below (each, an “Option”):

(i)    Daily Rate Option. A rate of interest per annum equal to the sum of (A) the Base Rate (as defined below) plus (B) 0.0%.

(ii)    Term SOFR Rate Option. A rate of interest per annum equal to the sum of (A) the Term SOFR Rate (as defined below) plus (B) 1.25%, for the applicable Term SOFR Interest Period (as defined below).

The Borrower may select different Options to apply simultaneously to different portions of the advances and may select up to eight (8) different interest periods to apply simultaneously to different portions of the advances bearing interest under the Term SOFR Rate Option.

3.    Payments. The Borrower shall pay accrued interest on the unpaid principal balance of this Note in arrears: (a) for amounts under this Note bearing interest under the Daily Rate Option, on the first (1st) day of each month during the term hereof, (b) for amounts hereunder bearing interest under the Term SOFR Rate Option, on the last day of the respective interest period for such amounts, and (c) for all outstanding amounts, at maturity, whether by acceleration of this Note or otherwise, and after maturity, on demand until paid in full. All outstanding principal and accrued interest under this Note shall be due and payable in full on the Expiration Date.

4.    Certain Definitions. If the following terms are used in this Note, such terms shall have the meanings set forth below:

“Base Rate” means the highest of (A) the Prime Rate, (B) the sum of the Overnight Bank Funding Rate plus 50 basis points (0.50%), and (C) the sum of Daily Simple SOFR plus 100 basis points (1.00%), so long as Daily Simple SOFR is offered, ascertainable and not unlawful; provided, however, if the Base Rate as determined above would be less than the Floor, then such rate shall be deemed to be the Floor. If and when the Base Rate as determined above changes, the rate of interest with respect to any amounts under this Note to which the Daily Rate Option applies will change automatically without notice to the Borrower, effective on the date of any such change.

“Business Day” means any day other than (A) a Saturday or Sunday or (B) a legal holiday on which commercial banks are authorized or required by law to be closed for business in Pittsburgh, Pennsylvania; provided that, when used in connection with an amount that bears interest at a rate based on SOFR or any direct or indirect calculation or determination involving SOFR, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day.

“Daily Rate Option” means the option of the Borrower to have portions of the advances bear interest at a daily floating rate, as provided in the paragraph entitled “Interest Rate” above.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), the interest rate per annum determined by the Bank by dividing (the resulting quotient rounded upwards, at the Bank’s discretion, to the nearest 1/100th of 1%) (A) SOFR for the day (the “SOFR Determination Date”) that is 2 Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage, in each case, as such SOFR is published by the NYFRB (or a successor administrator of the secured overnight financing rate) on the website of the NYFRB, currently at http://www.newyorkfed.org, or any successor source identified by the NYFRB or its successor administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than the Floor, then Daily Simple SOFR shall be deemed to be the Floor. If SOFR for any SOFR Determination Date has not been published or replaced with a Benchmark Replacement (as defined below) by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the definition of “SOFR”; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than 3 consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, any applicable rate of interest based on Daily Simple SOFR will change automatically without notice to the Borrower, effective on the date of any such change.

“Default Rate” means the rate per annum equal to the lesser of (A) the sum of 3% plus the interest rate otherwise in effect from time to time under this Note and (B) the Maximum Rate.

“Floor” means a rate of interest per annum equal to zero.

“Maximum Rate” means the maximum rate of interest allowed by applicable law.

“NYFRB” means the Federal Reserve Bank of New York.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB, as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by the NYFRB (or by such other recognized electronic source (such as Bloomberg) selected by the Bank for the purpose of displaying such rate); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by the Bank at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to the Borrower.

“Prime Rate” means the rate publicly announced by the Bank from time to time as its prime rate. The Prime Rate is determined from time to time by the Bank as a means of pricing some loans to its borrowers. The Prime Rate is not tied to any external rate of interest or index and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Reserve Percentage” means, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to SOFR funding.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Bank in its reasonable discretion).

“Term SOFR Interest Period” means, with respect to any amount to which the Term SOFR Rate Option applies, the period of one (1) month (subject to the availability thereof) as selected by the Borrower, commencing on the date of disbursement of such amount (or the date of conversion of any amount to the Term SOFR Rate Option, as the case may be) and each successive period selected by the Borrower thereafter; provided that:

(A)if a Term SOFR Interest Period would end on a day that is not a Business Day, it shall end on the next succeeding Business Day unless such day falls in the next succeeding calendar month in which case the Term SOFR Interest Period shall end on the next preceding Business Day;

(B)the Borrower may not select a Term SOFR Interest Period that would end on a day after the Expiration Date; and

(C)any Term SOFR Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Term SOFR Interest Period) shall end on the last Business Day of the last calendar month of such Term SOFR Interest Period.

“Term SOFR Rate” means, with respect to any amount to which the Term SOFR Rate Option applies, for any Term SOFR Interest Period, the interest rate per annum determined by the Bank by dividing (the resulting quotient rounded upwards, at the Bank’s discretion, to the nearest 1/100th of 1%) (A) the Term SOFR Reference Rate for a tenor comparable to such Term SOFR Interest Period, as published by the Term SOFR Administrator on the day (the “Term SOFR Determination Date”) that is 2 Business Days prior to the first day of such Term SOFR Interest Period, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage. If the Term SOFR Reference Rate for the applicable tenor has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the Term SOFR Determination Date, then the Term SOFR Reference Rate, for purposes of clause (A) in the preceding sentence, shall be the Term SOFR Reference Rate for such tenor on the first Business Day preceding such Term SOFR Determination Date for which such Term SOFR Reference Rate for such tenor was published in accordance herewith, so long as such first preceding Business Day is not more than 3 Business Days prior to such Term SOFR Determination Date. If the Term SOFR Rate, determined as provided above, would be less than the Floor, then the Term SOFR Rate shall be deemed to be the Floor. The Term SOFR Rate shall be adjusted automatically without notice to the Borrower on and as of (i) the first day of each Term SOFR Interest Period, and (ii) the effective date of any change in the SOFR Reserve Percentage.

“Term SOFR Rate Option” means the option of the Borrower to have portions of the advances bear interest at a rate based on the Term SOFR Rate, if such Option is provided in the paragraph entitled “Interest Rate” above.

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“U.S. Government Securities Business Day” means any day except for (A) a Saturday or Sunday or (B) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

5.    Advance Procedures. The Borrower may request advances hereunder by giving oral or written notice to the Bank by 11:00 a.m. Pittsburgh, Pennsylvania time (a) 3 Business Days prior to the proposed advance, in the case of advances to bear interest under the Term SOFR Rate Option and (b) on the day of the proposed advance, in the case of advances to bear interest under any other Option, followed promptly thereafter by the Borrower’s written confirmation to the Bank of any oral notice. If permitted by the Bank, a request for advance may be made by telephone or electronic mail, or delivered in accordance with the Bank’s security procedures through any automated platform or electronic service provided by the Bank, with such confirmation or verification (if any) as the Bank may require in its discretion from time to time. A request for advance by any Borrower shall be binding upon Borrower, jointly and severally. The Borrower authorizes the Bank to accept telephonic, email, automated and electronic requests for advances, and the Bank shall be entitled to rely upon the authority of any person providing such instructions. The Borrower hereby indemnifies and holds the Bank harmless from and against any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) which may arise or be created by the acceptance of such telephonic, email, automated and electronic requests or by the making of such advances. The Bank will enter on its books and records, which entry when made will be presumed correct, the date and amount of each advance, as well as the date and amount of each payment made by the Borrower.

6.    Interest Rate Election. Subject to the terms and conditions of this Note, at the end of each interest period applicable to any amounts hereunder, the Borrower may renew the Option applicable to such amounts or convert such amounts to a different Option; provided that, during any period in which any Event of Default (as hereinafter defined) has occurred and is continuing, any amounts bearing interest under the Term SOFR Rate Option shall, at the Bank’s sole discretion, be converted at the end of the applicable interest period to the Daily Rate Option, and the Term SOFR Rate Option will not be available to the Borrower with respect to any new advances (or with respect to the conversion or renewal of any other amounts) until such Event of Default has been cured by the Borrower or waived by the Bank. The Borrower shall notify the Bank of each election of an Option, each conversion from one Option to another, the amount of the portions hereunder to be allocated to each Option and where relevant the interest period therefor. In the case of converting to the Term SOFR Rate Option, such notice shall be given at least 3 Business Days prior to the commencement of any Term SOFR Interest Period. If no interest period is specified in any such notice for an amount that is to bear interest under the Term SOFR Rate Option, the Borrower shall be deemed to have selected a Term SOFR Interest Period of one month’s duration. If no notice of election, conversion or renewal is timely received by the Bank with respect to any amount hereunder, the Borrower shall be deemed to have elected the Term SOFR Rate Option having a Term SOFR Interest Period of one month’s duration. Any such election shall be promptly confirmed in writing by such method as the Bank may require.

7.    Interest Calculation; Maximum Rate. Interest will be calculated based on the actual number of days that principal is outstanding over a year of 360 days. In no event will the effective rate of interest hereunder, inclusive of all fees, charges, and other amounts that are treated as interest under applicable law, exceed the Maximum Rate. Regardless of any other provision of this Note or the other Loan Documents, if for any reason such effective interest rate should exceed the Maximum Rate, such effective interest rate shall be deemed reduced to, and shall be, the Maximum Rate, and (i) the amount which would be excessive interest shall be deemed applied to the reduction of the principal balance of this Note and not to the payment of interest, and (ii) if the loan evidenced by this Note has been or is thereby paid in full, the excess shall be returned to the party paying same, such application to the principal balance of this Note or the refunding of such excess to be a complete settlement and acquittance thereof.

8.    Conforming Changes; Benchmark Replacement Provisions. The Bank shall have the right to make any technical, administrative or operational changes from time to time that the Bank decides may be appropriate to reflect the adoption and implementation of SOFR or any other Benchmark (as defined below) or to permit the use and administration thereof by the Bank in a manner substantially consistent with market practice or in such other manner as the Bank decides is reasonably necessary. Notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such technical, administrative or operational changes will become effective without any further action or consent of the Borrower. The Bank shall provide notice to the Borrower of any such amendment reasonably promptly after such amendment becomes effective.

If the applicable interest rate under this Note is based on a Benchmark and the Bank determines (which determination shall be final and conclusive) that (A) such Benchmark cannot be determined pursuant to its definition other than as a result of a Benchmark Transition Event (as defined below), or (B) any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impracticable for the Bank to make or maintain or fund loans based on that Benchmark, then the Bank shall give notice thereof to the Borrower. Thereafter, until the Bank notifies the Borrower that the circumstances giving rise to such determination no longer exist, (a) the availability of any Option based on that Benchmark shall be suspended, and (b) the interest rate for all amounts then bearing interest under such Option shall be converted to the Daily Rate Option either (i) on the last day of the then current applicable interest period(s) if the Bank may lawfully continue to maintain or fund loans based on that Benchmark to such day, or (ii) immediately if the Bank may not lawfully continue to maintain or fund loans based on that Benchmark.

Notwithstanding anything to the contrary herein or in any other Loan Document, if the Bank determines (which determination shall be final and conclusive) that a Benchmark Transition Event has occurred with respect to a Benchmark, the Bank may amend this Note to replace such Benchmark with a Benchmark Replacement (as defined below); and any such amendment shall be in writing, shall specify the date that the Benchmark Replacement is effective and will not require any further action or consent of the Borrower. Until the Benchmark Replacement is effective, amounts bearing interest with reference to a Benchmark will continue to bear interest with reference to such Benchmark as long as such Benchmark is available, and otherwise such amounts automatically will bear interest at the Daily Rate Option.

For purposes of this Section, the following terms have the meanings set forth below:

“Benchmark” means, at any time, any interest rate index (or tenor of an interest rate index) then used in the determination of an interest rate under the terms of this Note. Once a Benchmark Replacement becomes effective under this Note, it is a Benchmark. For example, SOFR is a Benchmark under this Note.

“Benchmark Replacement” means, for any Benchmark, the sum of (a) an alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case that has been selected by the Bank as the replacement for such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the official sector or any official sector-sponsored committee or working group, for U.S. dollar-denominated credit facilities at such time; provided that, if the Benchmark Replacement as determined pursuant to the foregoing would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Note and the other Loan Documents.

“Benchmark Transition Event” means a public statement or publication by or on behalf of the administrator of a Benchmark, the regulatory supervisor of such administrator, the Board of Governors of the Federal Reserve System, NYFRB, an insolvency official or resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that at the time of such statement or publication there is no successor administrator that will continue to provide such Benchmark or (b) such Benchmark is or will no longer be representative.

9.    Other Payment Terms. If any payment under this Note is due on a day of a calendar month for which there is no numerically corresponding day in certain other months (each, a “Non-Conforming Month”), then the payment in a Non-Conforming Month shall be due on the last Business Day of such Non-Conforming Month. If any payment under this Note shall become due on a day other than a Business Day, such payment shall be due on the next succeeding Business Day, except that if such day falls in the next succeeding calendar month, such payment shall be due on the next preceding day that is a Business Day. Interest shall be computed to, but excluding, the date payment is due. The Borrower hereby authorizes the Bank to charge the Borrower’s deposit account at the Bank for any payment when due under this Note or any other Loan Document. Payments received will be applied to charges, fees and expenses (including attorneys’ fees), accrued interest and principal in any order the Bank may choose, in its sole discretion.

10.    Late Payments; Default Rate. If the Borrower fails to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within 15 calendar days of the date due and payable, the Borrower also shall pay to the Bank a late charge equal to the lesser of 5% of the amount of such payment or $100.00 (the “Late Charge”). Such 15-day period shall not be construed in any way to extend the due date of any such payment. Upon maturity, whether by acceleration, demand or otherwise, and at the Bank’s option upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, amounts outstanding under this Note shall bear interest at the Default Rate. The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. Both the Late Charge and the Default Rate are imposed as liquidated damages for the purpose of defraying the Bank’s expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Bank’s exercise of any rights and remedies hereunder, under the other Loan Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Bank may employ. In addition, the Default Rate reflects the increased credit risk to the Bank of carrying a loan that is in default. The Borrower agrees that the Late Charge and Default Rate are reasonable forecasts of just compensation for anticipated and actual harm incurred by the Bank, and that the actual harm incurred by the Bank cannot be estimated with certainty and without difficulty.

11.    Prepayment. The Borrower shall have the right to prepay any amounts outstanding hereunder at any time and from time to time, in whole or in part; subject, however, to payment of any break funding indemnification amounts owing pursuant to the paragraph entitled “Break Funding Indemnification” below.

12.    Increased Costs; Yield Protection. On written demand, together with written evidence of the justification therefor, the Borrower agrees to pay the Bank all direct costs incurred, any losses suffered or payments made by the Bank as a result of any Change in Law (hereinafter defined), imposing any reserve, deposit, allocation of capital or similar requirement (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) on the Bank, its holding company or any of their respective assets relative to the Facility. “Change in Law” means the occurrence, after the date of this Note, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any governmental authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any governmental authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

13.    Break Funding Indemnification. The Borrower agrees to indemnify the Bank against any liabilities, losses or expenses (including, without limitation, loss of margin, any loss or expense sustained or incurred in liquidating or employing deposits from third parties, and any loss or expense incurred in connection with funds acquired to effect, fund or maintain any amounts hereunder (or any part thereof) bearing interest under the Term SOFR Rate Option) which the Bank sustains or incurs as a consequence of either (i) the Borrower’s failure to make a payment on the due date thereof, (ii) the Borrower’s revocation (expressly, by later inconsistent notices or otherwise) in whole or in part of any notice given to Bank to request, convert, renew or prepay any amounts bearing interest under the Term SOFR Rate Option, or (iii) the Borrower’s payment or prepayment (whether voluntary, after acceleration of the maturity of this Note or otherwise) or conversion of any amounts bearing interest the Term SOFR Rate Option on a day other than the regularly scheduled due date therefor. A notice as to any amounts payable pursuant to this paragraph given to the Borrower by the Bank shall, in the absence of manifest error, be conclusive and shall be payable upon demand. The Borrower’s indemnification obligations hereunder shall survive the payment in full of all amounts payable hereunder.

14.    Other Loan Documents. This Note is issued in connection with a Loan Agreement between the Borrower and the Bank, dated as of September 30, 2019 (as amended, restated or supplemented, the “Loan Agreement”), and the other agreements and documents executed and/or delivered in connection therewith or referred to therein, the terms of which are incorporated herein by reference (as amended, modified or renewed from time to time, collectively the “Loan Documents”), and is secured by the property (if any) described in the Loan Documents and by any and all mortgages, security agreements, assignments, loan agreements, pledge agreements and other documents or instruments evidencing a security interest or other lien in favor of the Bank and delivered by the Borrower or by any third party with reference to indebtedness of the Borrower, whether such documents were previously or are hereafter executed, and whether given expressly as security for payment of this Note or generally as security for any and all indebtedness of the Borrower to the Bank. Such documents may be executed contemporaneously with the execution of this Note, or they may be executed and delivered at another time. Collateral securing other obligations of the Borrower to the Bank may also secure this Note. Capitalized terms used herein and not defined will have the meanings set forth in the Loan Agreement.

15.    Events of Default. The occurrence of any of the following events will be deemed to be an “Event of Default” under this Note: (i) the nonpayment of any principal, interest or other indebtedness under this Note when due; (ii) the occurrence of any event of default or any default and the lapse of any notice or cure period, or any Obligor’s failure to observe or perform any covenant or other agreement, under or contained in any Loan Document or any other document now or in the future evidencing or securing any debt, liability or obligation of any Obligor to the Bank; (iii) the filing by or against any Obligor of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding instituted against any Obligor, such proceeding is not dismissed or stayed within 30 days of the commencement thereof, provided that the Bank shall not be obligated to advance additional funds hereunder during such period); (iv) any assignment by any Obligor for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of any Obligor held by or deposited with the Bank; (v) a default with respect to any other indebtedness of any Obligor for borrowed money, if the effect of such default is to cause or permit the acceleration of such debt; (vi) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any collateral securing the obligations of any Obligor to the Bank; (vii) the entry of a final judgment against any Obligor and the failure of such Obligor to discharge the judgment within 10 days of the entry thereof; (viii) any change in any Obligor’s business, assets, operations, financial condition or results of operations that has or could reasonably be expected to have any material adverse effect on any Obligor; (ix) any Obligor ceases doing business as a going concern; (x) any representation or warranty made by any Obligor to the Bank in any Loan Document or any other documents now or in the future evidencing or securing the obligations of any Obligor to the Bank, is false, erroneous or misleading in any material respect; or (xi) the revocation or attempted revocation, in whole or in part, of any guarantee by any Obligor. As used herein, the term “Obligor” means any Borrower and any guarantor of, or any pledgor, mortgagor or other person or entity providing collateral support for, the Borrower’s obligations to the Bank existing on the date of this Note or arising in the future.

Upon the occurrence of an Event of Default: (a) the Bank shall be under no further obligation to make advances hereunder; (b) if an Event of Default specified in clause (iii) or (iv) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (c) if any other Event of Default shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the Bank’s option and without demand or notice of any kind, may be accelerated and become immediately due and payable; (d) at the Bank’s option, this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (e) the Bank may exercise from time to time any of the rights and remedies available under the Loan Documents or under applicable law.

16.    Right of Setoff. In addition to all liens upon and rights of setoff against the Borrower’s money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Borrower’s obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby grants the Bank a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to the Bank, all of the Borrower’s right, title and interest in and to, all of the Borrower’s deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower.

17.    Indemnity. The Borrower agrees to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank, and each of their respective directors, officers and employees (the “Indemnified Parties”), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) (each, a “Claim”) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Borrower), in connection with or arising out of or relating to the matters referred to in this Note or in the other Loan Documents or the use of any advance hereunder, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Borrower, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any Claim that is solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this paragraph shall survive the termination of this Note, payment of any amounts hereunder and the assignment of any rights hereunder. The Borrower may participate at its expense in the defense of any such action or claim.

18.    Miscellaneous. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing (except as may be agreed otherwise above with respect to borrowing requests or as otherwise provided in this Note). Notices may be given in any manner to which the parties may agree. Without limiting the foregoing, first-class mail, postage prepaid, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. In addition, the parties agree that Notices may be sent electronically to any electronic address provided by a party from time to time or through an automated platform that the Bank provides to the Borrower. Notices may be sent to a party’s address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this paragraph. Notices will be effective upon receipt. For purposes hereof, “receipt” means: (i) for notices sent by U.S. mail, the third business day after the date such notice was sent; (ii) for notices delivered by hand or sent by overnight courier service, the date delivered; (iii) for notices sent by facsimile or electronic communication, the date when sent; and (iv) for notices sent by any other method, the date received. No delay or omission on the Bank’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank’s action or inaction impair any such right or power. The Bank’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity. Except as otherwise set forth in this Note, no modification, amendment or waiver of, or consent to any departure by the Borrower from, any provision of this Note will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, the Bank may modify this Note for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Borrower (which notice may be given by electronic mail). The Borrower agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Bank in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Bank’s counsel. If any provision of this Note is found to be invalid, illegal or unenforceable in any respect by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other makers and endorsers of this Note hereby forever waive presentment, protest, notice of dishonor, notice of non-payment, notice of intent to accelerate and notice of acceleration, and any other notice of any kind. The Borrower also waives all defenses based on suretyship or impairment of collateral. If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several. This Note shall bind the Borrower and its heirs, executors, administrators, successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns; provided, however, that the Borrower may not assign this Note in whole or in part without the Bank’s written consent and the Bank at any time may assign this Note in whole or in part.

19.    Governing Law and Venue. This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State of Ohio (the “State”). This Note will be interpreted and the rights and liabilities of the Bank and the Borrower determined in accordance with the laws of the state, excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in effect in the state (or, to the extent controlling, the laws of the United States Of America, including without limitation the Electronic Signatures in Global and National Commerce Act). The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank’s office indicated above is located; provided that nothing contained in this Note will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

20.    Commercial Purpose. The Borrower represents that the indebtedness evidenced by this Note is being incurred by the Borrower solely for the purpose of acquiring or carrying on a business, professional or commercial activity, and not for personal, family or household purposes.

21.    USA PATRIOT Act Notice. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each Borrower that opens an account. What this means: when the Borrower opens an account, the Bank will ask for the business name, business address, taxpayer identifying number and other information that will allow the Bank to identify the Borrower, such as organizational documents. For some businesses and organizations, the Bank may also need to ask for identifying information and documentation relating to certain individuals associated with the business or organization.

22.    Representation by Counsel. The Borrower hereby represents that it has been represented by competent counsel of its choice, or has knowingly waived its right to use and retain counsel, in the negotiation and execution of this Note and the other Loan Documents; that it has read and fully understood the terms hereof; that the Borrower and any retained counsel have been afforded an opportunity to review, negotiate and modify the terms of this Note and the other Loan Documents; and that it intends to be bound hereby. In accordance with the foregoing, the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Note or any other Loan Document.

23.    Reserved.

24.    Counterparts; Electronic Signatures and Records. This Note and any other Loan Document may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Notwithstanding any other provision herein, the Borrower agrees that this Note, the Loan Documents, any amendments thereto, and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

25.    Unused Commitment Fee. Beginning on the first day of the calendar quarter after the date of this Note and continuing on the first day of each calendar quarter thereafter until the Expiration Date, the Borrower shall pay an unused commitment fee (the “Unused Fee”) to the Bank, in arrears, at the rate of 0.15% per annum on the daily balance under this Note which is undisbursed and uncanceled on each day during the preceding quarter. The Unused Fee shall be computed on the basis of a year of 360 days and paid on the actual number of days elapsed. Borrower hereby authorizes and directs the Bank to charge the Borrower’s deposit account with the Bank for each Unused Fee on or after the date it is due

26.    Amendment and Restatement. This Amended and Restated Revolving Line of Credit Note amends and restates the Amended and Restated Revolving Line of Credit Note dated March 31, 2023, as amended, payable by Borrower to the order of Bank (the “Existing Note”). This Note amends and restates the Existing Note in its entirety. As such, this Note represents in part a renewal of, and is issued in substitution and exchange for, and not in satisfaction or novation of, the obligations and other liabilities under the Existing Note. The obligations and other liabilities under the Existing Note are continuing obligations of the Borrower, and nothing herein shall be construed to deem such obligations and other liabilities paid, or to release or terminate any lien or security interest given to secure such obligations and other liabilities or any guaranty thereof. All references to the “Line of Credit Note” or words of like import in any document, instrument or agreement executed and delivered in connection with the Existing Note shall be deemed to refer to this Note as this Note may be further amended, modified or extended.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Signature Page to Amended and Restated Revolving Line of Credit Note

27.    WAIVER OF JURY TRIAL. The Borrower irrevocably waives any and all rights the Borrower may have to a trial by jury in any action, proceeding or claim of any nature relating to this Note, any documents executed in connection with this Note or any transaction contemplated in any of such documents. The Borrower acknowledges that the foregoing waiver is knowing and voluntary.

The Borrower acknowledges that it has read and understands all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof, as of the date first written above, with the intent to be legally bound hereby.

MEDPACE, INC.

By: /s/ Kevin Brady
Name: Kevin Brady
Title: Chief Financial Officer